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                                                                    EXHIBIT 10.6
                                                                  CONFORMED COPY


                                VOTING AGREEMENT

         This Voting Agreement (this "AGREEMENT") dated as of January 30, 2002, is entered into among New UnitedGlobalCom, Inc., a Delaware corporation that upon the effectiveness of the Merger described under "Background" below will be renamed UnitedGlobalCom, Inc. ("UNITED"), and each of the Persons indicated as a "Founder" on the signature pages hereto.

                                   BACKGROUND

         The Founders are currently the beneficial owners of Class B Common Stock, par value $.01 per share ("OLD UNITED CLASS B COMMON STOCK"), of UnitedGlobalCom, Inc., a Delaware corporation ("OLD UNITED"). Pursuant to certain transactions described in the Amended and Restated Agreement and Plan of Restructuring and Merger, dated as of December 31, 2001 (the "MERGER AGREEMENT"), among Old United, United, United/New United Merger Sub, Inc., a Delaware corporation ("MERGER SUB"), Liberty Media Corporation, a Delaware corporation ("LIBERTY MEDIA"), Liberty Media International, Inc., a Delaware corporation, Liberty Global, Inc., a Delaware corporation, ("LIBERTY GLOBAL") and the Founders, prior to the merger (the "MERGER") of Merger Sub with and into Old United, the Founders will cause their shares of Old United Class B Common Stock to be contributed to United in exchange for an equal number of shares of the Class B Common Stock, par value $0.01 per share, of United ("CLASS B COMMON STOCK"). It is a condition to the consummation of the transactions contemplated by the Merger Agreement, including without limitation the Merger, that United and the Founders each execute and deliver this Agreement.

         United and the Founders wish to set forth certain agreements regarding the manner of the election of the Board of Directors of United that will become effective immediately upon the effectiveness of a Class B Event provided that such Class B Event occurs prior to the earlier of June 25, 2010 or the termination of the Stockholders Agreement in its entirety.

                                    AGREEMENT

         In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1. CERTAIN DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

         AGREEMENT. As defined in the preamble.

         BOARD. The Board of Directors of United.

         CLASS A COMMON STOCK. The Class A Common Stock, par value $0.01 per share, of United.

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         CLASS B COMMON STOCK. As defined under "Background" on the first page of this Agreement.

         CLASS B EVENT. As defined in the Certificate of Incorporation of United, as in effect immediately following the Merger.

         CLASS C COMMON STOCK. The Class C Common Stock, par value $0.01 per share, of United.

         COMMON STOCK. The Class A Common Stock, the Class B Common Stock and the Class C Common Stock.

         CONTROLLING PRINCIPALS. Founders who are Principals and who hold a majority of the aggregate voting power of all Equity Securities held by the Founders who are Principals.

         EFFECTIVE DATE. The first date on which any Class B Event occurs if such Class B Event occurs prior to the first to occur of June 25, 2010 and the termination of the Stockholders Agreement in its entirety.

         EQUITY SECURITIES. The Common Stock and any other securities hereafter issued by United that are entitled to vote generally in the election of directors.

         FOUNDER DIRECTOR. As defined in Section 2(a).

         FOUNDERS. As defined in the Stockholders Agreement.

         LIBERTY. Liberty Media and any successor (by merger, consolidation, transfer or otherwise) to all or substantially all of its assets.

         LIBERTY DIRECTOR. As defined in Section 2(a).

         LIBERTY GLOBAL. As defined under "Background" on the first page of this Agreement.

         LIBERTY MEDIA. As defined under "Background" on the first page of this Agreement.

         LIBERTY PARTIES. As defined in the Stockholders Agreement.

         MERGER. As defined under "Background" on the first page of this Agreement.

         MERGER AGREEMENT. As defined under "Background" on the first page of this Agreement.

         MERGER SUB. As defined under "Background" on the first page of this Agreement.

         OLD UNITED. As defined under "Background" on the first page of this Agreement.

         OLD UNITED CLASS B COMMON STOCK. As defined under "Background" on the first page of this Agreement.


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         PERMITTED TRANSFEREE. As defined in the Stockholders Agreement.

         PERSON. Any individual, firm, corporation, partnership, limited partnership, limited liability company, trust, joint venture or other legal entity, and shall include any successor (by merger or otherwise) of such entity.

         PRINCIPAL. Any of Albert M. Carollo, Curtis Rochelle, Marian Rochelle, Rochelle Investments, Ltd (so long as it is controlled by Curtis or Marian Rochelle), Gene W. Schneider, G. Schneider Holdings, Co. (so long as it is controlled by Gene W. Schneider), Janet S. Schneider and Mark L. Schneider.

         STOCKHOLDERS AGREEMENT. The Stockholders Agreement dated as of the date hereof among United, the Liberty Parties and the Founders.

         TERMINATION DATE. As defined in Section 3.

         UNITED. As defined in the preamble.

         Section 2. FOUNDER VOTING OBLIGATION.

         (a) Commencing immediately upon the Effective Date, (i) the Controlling Principals shall have the right to nominate four members of the Board or, if greater, such number of members of the Board (rounded up to the next whole number) equal to 33-1/3% of the then-authorized number of members of the Board (each such nominee, a "FOUNDER DIRECTOR"), (ii) pursuant to the Standstill Agreement, the Liberty Parties will have the right to nominate four members of the Board or, if greater, such number of members of the Board (rounded up to the next whole number) equal to 33-1/3% of the then-authorized number of members of the Board (each such nominee, a "LIBERTY DIRECTOR"), and (iii) the Board shall nominate the remaining members of the Board.

         (b) Each Founder and its Permitted Transferees shall vote or cause to be voted all Equity Securities owned by them (or with respect to which such Founder or Permitted Transferee has the right to vote or direct the voting) for the election to the Board of those persons nominated in accordance with this
                  Section 2 and will not seek the removal of any director (other than a Founder Director) except for cause; provided that, if the Liberty Parties request that the Controlling Principals vote in favor of the removal of any Liberty Director, the Controlling Principals will vote or cause to be voted all Equity Securities owned by them (or with respect to which they have the right to vote or direct voting) in favor of the removal of such Liberty Director.

         (c) United shall take all necessary or desirable action (including, without limitation, nominations of the Founder Directors) in order to cause the Board to have the constituency provided for in Section 2(a) and to give effect to this Section 2(c). The Controlling Principals shall have the right to nominate persons to fill any vacancy on the Board created by the resignation, removal, incapacity or death of


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                  any Founder Director. Pursuant to the Standstill Agreement,
                  Liberty shall have the right to nominate persons to fill any vacancy on the Board created by the resignation, removal, incapacity or death of any Liberty Director.

         Section 3. TERMINATION. This Agreement shall terminate in its entirety on the first to occur of June 25, 2010 and the date that the Stockholders Agreement is terminated in its entirety (the date upon which the first of such events occurs, the "TERMINATION DATE").

         Section 4. APPLICABLE LAW, JURISDICTION. This Agreement shall be governed by Colorado law without regard to conflicts of law rules. The parties hereby irrevocably submit to the exclusive jurisdiction of any Colorado State or United States Federal court sitting in Colorado over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and the undersigned hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such State or Federal court. The undersigned further waive any objection to venue in such State and any objection to any action or proceeding in such State on the basis of a non-convenient forum. Each party hereby IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY in any proceeding brought with respect to this Agreement or the transactions contemplated hereby.

         Section 5. REMEDIES. Each of the parties acknowledges and agrees that in the event of any breach of this Agreement, the nonbreaching party would be irreparably harmed and could not be made whole by monetary damages. Accordingly, the parties to this Agreement, in addition to any other remedy to which they may be entitled hereunder or at law or in equity, shall be entitled to compel specific performance of this Agreement.

         Section 6. HEADINGS. The headings in this Agreement are for convenience only and are not to be considered in interpreting this Agreement.

         Section 7. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which will constitute a single agreement.

         Section 8. PARTIES IN INTEREST. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto and their Permitted Transferees, and their permitted successors and assigns any benefits, rights or remedies, except that Liberty is an intended beneficiary of this Agreement. Neither this Agreement nor the rights or obligations of any party may be assigned or delegated (other than to a Permitted Transferee in accordance with the terms of the Stockholders Agreement) by operation of law or otherwise without the prior written consent of the Controlling Principals and United.

         Section 9. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any application shall not affect the validity or enforceability of such provision in any other application or the validity or enforceability of any other provision.

         Section 10. INTERPRETATION. As used herein, except as otherwise indicated herein or as the context may otherwise require, the words "include," "includes" and "including" are deemed to


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be followed by "without limitation" whether or not they are in fact followed by such words or words of like import; the words "hereof," "herein," "hereunder" and comparable terms refer to the entirety of this Agreement and not to any particular section hereof; any pronoun shall include the corresponding masculine, feminine and neuter forms; the singular includes the plural and vice versa; references to any agreement or other document are to such agreement or document as amended and supplemented from time to time; references to "Section" or another subdivision are to a section or subdivision hereof; and all references to "the date hereof," "the date of this Agreement" or similar terms (but excluding references to the date of execution hereof) refer to the date first above written, notwithstanding that the parties may have executed this Agreement on a later date.

         Section 11. RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         Section 12. WAIVERS AND AMENDMENTS. No waiver of any provision of this Agreement shall be deemed a further or continuing waiver of that provision or a waiver of any other provision of this Agreement. This Agreement may not be amended nor may any provision hereof be waived except in a writing signed by all parties and Liberty or its successor. United may waive any provision of this Agreement that imposes obligations on or restricts the rights of or actions by the Founders and their Permitted Transferees only with the prior approval of a majority of the Board.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                             NEW UNITEDGLOBALCOM, INC.,
                             a Delaware corporation

                             By: /s/ MICHAEL T. FRIES
                                -----------------------------------
                                Michael T. Fries
                                President


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                               FOUNDER SIGNATURES

                             THE G. SCHNEIDER GROUP


                                    /s/ GENE W. SCHNEIDER
                                    ---------------------------
                                    Gene W. Schneider


                                    G. SCHNEIDER HOLDINGS, CO.,
                                    a Colorado limited partnership


                                    By:      /s/ GENE W. SCHNEIDER
                                             ---------------------
                                             Gene W. Schneider
                                             General Partner


                                    THE GENE W. SCHNEIDER FAMILY TRUST


                                    By:      /s/ GENE W. SCHNEIDER
                                             ---------------------
                                             Gene W. Schneider
                                             Attorney-in-Fact


                                    THE MLS FAMILY PARTNERSHIP LLLP


                                    By:      /s/ GENE W. SCHNEIDER
                                             ---------------------
                                             Gene W. Schneider
                                             Attorney-in-Fact




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                               FOUNDER SIGNATURES

                             THE M. SCHNEIDER GROUP


                                        /s/ MARK L. SCHNEIDER
                                        ---------------------
                                        Mark L. Schneider


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                               FOUNDER SIGNATURES

                               THE ROCHELLE GROUP

                                     ROCHELLE LIMITED PARTNERSHIP

                                     By:      Curtis Rochelle Trust
                                              General Partner


                                              By:      /s/ CURTIS W. ROCHELLE
                                                       ----------------------
                                                       Curtis W. Rochelle
                                                       Trustee


                                     MARIAN H. ROCHELLE REVOCABLE TRUST


                                     By:      /s/ CURTIS W. ROCHELLE
                                              ----------------------
                                              Curtis W. Rochelle
                                              Attorney-in-Fact


                                     /s/ CURTIS W. ROCHELLE
                                     -----------------------
                                     Curtis W. Rochelle



                                     /s/ CURTIS W. ROCHELLE
                                     -----------------------
                                     Marian H. Rochelle
                                     By Curtis W. Rochelle, Attorney-in-Fact



                                     /s/ CURTIS W. ROCHELLE
                                     -----------------------
                                     Jim Rochelle
                                     By Curtis W. Rochelle, Attorney-in-Fact



                                     /s/ CURTIS W. ROCHELLE
                                     -----------------------
                                     April Brimmer Kunz
                                     By Curtis W. Rochelle, Attorney-in-Fact



                                     /s/ CURTIS W. ROCHELLE
                                     -----------------------
                                     Kathleen Jaure
                                     By Curtis W. Rochelle, Attorney-in-Fact


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                               FOUNDER SIGNATURES

                                THE CAROLLO GROUP


                                  /s/ ALBERT M. CAROLLO
                                  ----------------------
                                  Albert M. Carollo


                                  CAROLLO COMPANY,
                                  a Wyoming general partnership


                                  By:      /s/ ALBERT M. CAROLLO
                                           ---------------------
                                           Albert M. Carollo
                                           General Partner


                                  ALBERT & CAROLYN COMPANY,
                                  a Wyoming trust


                                  By:      /s/ ALBERT M. CAROLLO
                                           ---------------------
                                           Albert M. Carollo
                                           Attorney-in-Fact


                                  JAMES R. CAROLLO LIVING TRUST
                                  a Wyoming trust


                                  By:      /s/ ALBERT M. CAROLLO
                                           ---------------------
                                           Albert M. Carollo
                                           Attorney-in-Fact


                                  JOHN B. CAROLLO LIVING TRUST
                                  a Wyoming trust


                                  By:      /s/ ALBERT M. CAROLLO
                                           ---------------------
                                           Albert M. Carollo
                                           Attorney-in-Fact


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                               FOUNDER SIGNATURES

                                 THE FRIES GROUP


                                           /s/ MICHAEL T. FRIES
                                           --------------------
                                           Michael T. Fries

                                           THE FRIES FAMILY PARTNERSHIP LLLP


                                           By:      /s/ MICHAEL T. FRIES
                                                    --------------------
                                                    Michael T. Fries
                                                    Attorney-in-Fact


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                               FOUNDER SIGNATURES

                                THE WILDES GROUP


                                     /s/ TINA M. WILDES
                                     -------------------
                                     Tina M. Wildes